Interest expense and other financial income & expense - Other financial income & expense (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Analysis of income and expense [abstract]
Interest income	$ 16	$ 3	$ 6
Loss on extinguishment of financial debt	(5)	0	0
Other financial expense	(12)	(10)	(9)
Monetary loss from hyperinflation accounting	(16)	(6)	(4)
Currency result, net	(58)	(29)	(22)
Total other financial income & expense	$ (75)	$ (42)	$ (29)